UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,

Date of reporting period: July 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Legg Mason Partners
Core Bond Fund

A N N U A L   R E P O R T

JULY 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the 12-month reporting period ended July 31, 2007. After expanding 2.4% in the second quarter of 2006, U.S. gross domestic product (“GDP”)[i] increased 1.1% in the third quarter and 2.1% in the fourth quarter of 2006.ii In the first quarter of 2007, GDP growth was a tepid 0.6%, according to the U.S. Commerce Department. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. The economy then rebounded, as the preliminary estimate for second quarter 2007 GDP growth was a solid 4.0%, its highest rate since the first quarter of 2006. While consumer spending moderated, this was offset by a sharp increase in business spending and exports.

After increasing the federal funds rateiii to 5.25% in June 2006 — the 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iv held rates steady at its last nine meetings. In its statement accompanying the August 2007 meeting, the Fed stated: “Financial markets have been volatile in recent weeks, credit conditions have become tighter for some households and businesses, and the housing correction is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters, supported by solid growth in employment and incomes and a robust global economy.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. Yields fluctuated early in the period, given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Then, after falling during the first three months of 2007, yields moved steadily higher over much of

Legg Mason Partners Core Bond Fund	I

the second quarter of the year. This was due, in part, to inflationary fears, a solid job market and mounting expectations that the Fed would not be cutting short-term rates in the foreseeable future. Two-year Treasury yields spiked to 5.10% on June 14th, versus 4.58% when the second quarter began. Ten-year Treasury yields moved up even more dramatically, cresting at 5.26% on June 12th — their highest rate in five years. In contrast, 10-year Treasury yields were 4.65% at the end of March 2007. After their highs in mid June, yields then moved sharply lower, as general economic concerns regarding the subprime mortgage market triggered a “flight to quality”. As of July 31, 2007, yields on two- and 10-year Treasuries were 4.56% and 4.78%, respectively. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index[v], returned 5.58%.

The high yield bond market generated positive results over the 12-month period ended July 31, 2007 despite weakness late in the fiscal year. For the 12 months ended July 31, 2007, the Citigroup High Yield Market Indexvi returned 6.83%. With interest rates relatively low, demand for higher yielding bonds, overall, remained solid. The high yield market was further aided by strong corporate profits and low default rates.

Despite periods of weakness, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii gained 7.16% during the reporting period. Overall solid demand, an expanding global economy and strong domestic spending supported many emerging market countries.

Since the close of the reporting period, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments have experienced increased price volatility.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

II	Legg Mason Partners Core Bond Fund

Special Shareholder Notices

Effective June 18, 2007, Class I shares of the Fund are closed to all shareholders and the share class is closed to all sales and exchanges. Please contact your Service Agent for more information.

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007:

•         Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•         New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into 2 Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

•         Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Prior to November 20, 2006, the Fund was known as Legg Mason Partners Total Return Bond Fund.

Legg Mason Partners Core Bond Fund	III

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 30, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii	Source: U.S. Department of Commerce Bureau of Economic Analysis, 8/30/07.
iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

v

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

IV	Legg Mason Partners Core Bond Fund

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. Over the preceding twelve months we have seen some significant changes in the market. At the beginning of the period, the economy was experiencing robust growth and the market was focused on inflation and was debating whether or not the Federal Reserve Board (“Fed”)i would need to raise interest rates. By the end of the period the economy seemed to be faltering and market participants were focusing on growth prospects in light of a weakened housing market. Throughout the period, investor expectations seemed to swing from one extreme to the other, but as the period closed, concerns were clearly focused on the risks associated with slower growth and expectations suggested an imminent Fed ease.

These market conditions and concerns arose from the subprime mortgage market. While representing only a small fraction of the fixed income markets, the disruptions in this sector (higher than expected default experience) reverberated throughout all sectors of the fixed-income markets.

Legg Mason Partners Core Bond Fund 2007 Annual Report	1

Performance Review

For the 12 months ended July 31, 2007, Class A shares of Legg Mason Partners Core Bond Fund, excluding sales charges, returned 7.43%. The Fund’s new unmanaged benchmark, the Lehman Brothers U.S. Aggregate Indexii, and the Fund’s previous unmanaged benchmarks, the Lehman Brothers Long Government/Credit Indexiii and the Merrill Lynch U.S. Corporate and Government 10+ Years Indexiv, returned 5.58%, 6.09% and 6.09%, respectively, for the same period. The Lipper General Bond Funds Category Average1 increased 6.11% over the same time frame.

Performance Snapshot as of July 31, 2007 (excluding sales charges) (unaudited)
	6 Months	12 Months

Core Bond Fund — Class A Shares	0.91%	7.43%

Lehman Brothers U.S. Aggregate Index	1.86%	5.58%

Lehman Brothers Long Government/Credit Index	0.85%	6.09%

Merrill Lynch U.S. Corporate & Government 10+ Years Index	1.03%	6.09%

Lipper General Bond Funds Category Average	0.67%	6.11%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 0.62%, Class C shares returned 0.68% and Class R shares returned 0.76% over the six months ended July 31, 2007. Excluding sales charges, Class B shares returned 6.83% and Class C shares returned 6.94% over the 12 months ended July 31, 2007. Performance information for the 12-month period is not provided for Class R, as the inception date was on December 28, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ending July 31, 2007 for Class A, Class B, Class C and Class R shares were 4.46%, 4.12%, 4.25% and 4.15%, respectively. Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the 30-day SEC yields for all classes are unchanged. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

As of November 20, 2006, the investment strategy of the Fund was changed to implement an intermediate duration core bond strategy.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B, Class C and Class R shares were 0.91%, 1.46%, 1.38% and 1.27%, respectively.
1

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 29 funds for the six-month period and among the 25 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Core Bond Fund 2007 Annual Report

Q.	What were the most significant factors affecting Fund performance?

A. From money markets to high yield, spreads moved significantly wider while the yields on the underlying Treasury securities declined. The impact on the market was reflected as follows: lower interest rates, a steeper yield curvev and wider spreads (higher yields) relative to U.S. Treasuries. In addition, volatility increased dramatically in both fixed-income and equity sectors.

This ‘flight to quality’ had an adverse impact on performance. As long-term value investors, our focus is on the higher yielding sectors: mortgages and investment grade credit. Each of these sectors suffered in the final three months of the fiscal year. These conditions came about as the sub-prime mortgage sector experienced significantly higher levels of defaults than had been projected. Sub-prime exposure in the portfolio was not significant and was largely confined to AAA/Aaa rated securities. The ripple effect, however, was significant.

Market fundamentals were essentially unchanged: slower growth, lower inflation. Prices moved in dramatic fashion as liquidity became impaired as leveraged players were forced to sell and banks and securities dealers had to hold on to securities that were intended for sale. These conditions spilled over into the credit markets as several leveraged buyout transactions failed to attract investor interest.

Investors in the marketplace seem to be raising capital to take advantage of the potential value opportunities that now exist due to lower prices. Assuming new price levels are established and affirmed, we believe that the market will begin to recover.

What were the leading contributors to performance?

A. Given the fluctuating interest rate environment during the reporting period, we used an opportunistic approach in managing the Fund’s durationvi. As such, the Fund’s duration was decreased as rates fell and increased as rates rose. This was beneficial for performance over the period.

In addition, the Fund’s exposure to Treasury Inflation-Protected Securities (“TIPS”)vii benefited performance as inflation, as measured by the Consumer Price Index (“CPI”)viii, increased. This caused the income provided by TIPS to rise during the fiscal year.

What were the leading detractors from performance?

A. A large overweight to mortgage-backed securities detracted from results as volatility in the sector increased sharply in the final few months of the reporting period. This occurred in response to investor risk aversion emanating from the fallout in the subprime mortgage market. In addition, news regarding the housing market continued to be worse than anticipated.

Legg Mason Partners Core Bond Fund 2007 Annual Report	3

Q.	Were there any significant changes to the Fund during the reporting period?
A.	There were no significant changes during the reporting period.

Thank you for your investment in the Legg Mason Partners Core Bond Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 13, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund is subject to fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in foreign issuers may involve additional risks compared to investments in securities of U.S. issuers, including currency fluctuations and changes in political and economic conditions. Convertible securities are subject to both the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii	The Lehman Brothers Long Government/Credit Index is a broad measure of bonds with maturities of more than ten years.
iv	The Merrill Lynch U.S. Corporate & Government 10+ Years Index is a broad measure of the performance of U.S. government and corporate fixed-rate debt issues with maturities greater than 10 years.
v	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality.
vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

Treasury Inflation–Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in 5-year, 10-year and 20-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant but generates a different amount of interest when multiplied by the inflation–adjusted principal.

viii	The Consumer Price Index measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.

4	Legg Mason Partners Core Bond Fund 2007 Annual Report

Short-Term Investments

Sovereign Bonds

Asset-Backed Securities

Corporate Bonds & Notes

Collateralized Mortgage Obligations

Mortgage-Backed Securities

18.0%

0.5%

1.3%

5.0%

9.3%

13.4%

18.0%

34.5%

July 31, 2007

Investment Breakdown

U.S. Government & Agency Obligations

As a Percent of Total Investments

0.0%

10.0%

20.0%

30.0%

40.0%

U.S. Treasury Inflation Protected Securities

Fund at a Glance (unaudited)

Legg Mason Partners Core Bond Fund 2007 Annual Report .	5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2007 and held for the six months ended July 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total	Beginning	Ending	Annualized	Expenses
	Return Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio(3)	the Period(4)

Class A	0.91%	$1,000.00	$1,009.10	0.99%	$4.93

Class B	0.62	1,000.00	1,006.20	1.56	7.76

Class C	0.68	1,000.00	1,006.80	1.44	7.17

Class R	0.76	1,000.00	1,007.60	1.44	7.17

(1)	For the six months ended July 31, 2007.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Legg Mason Partners Core Bond Fund 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio(2)	the Period(3)

Class A	5.00%	$1,000.00	$1,019.89	0.99%	$4.96

Class B	5.00	1,000.00	1,017.06	1.56	7.80

Class C	5.00	1,000.00	1,017.65	1.44	7.20

Class R	5.00	1,000.00	1,017.65	1.44	7.20

(1)	For the six months ended July 31, 2007.
(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Core Bond Fund 2007 Annual Report	7

Fund Performance

Average Annual Total Returns(1) (unaudited)
	Without Sales Charges(2)

	Class A	Class B	Class C	Class R

Twelve Months Ended 7/31/07	7.43%	6.83%	6.94%	N/A

Five Years Ended 7/31/07	5.94	5.36	5.43	N/A

Inception* through 7/31/07	5.85	5.29	5.35	0.55%

	With Sales Charges(3)

	Class A(4)	Class B	Class C	Class R

Twelve Months Ended 7/31/07	2.85%	2.33%	5.94%	N/A

Five Years Ended 7/31/07	5.02	5.20	5.43	N/A

Inception* through 7/31/07	5.36	5.29	5.35	0.55%

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)

Class A (Inception* through 7/31/07)	70.89%

Class B (Inception* through 7/31/07)	62.59

Class C (Inception* through 7/31/07)	63.46

Class R (Inception* through 7/31/07)	0.55

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(4)	Class A shares maximum initial sales charge decreased from 4.50% to 4.25% on November 20, 2006.
*	Inception date for Class A, B and C shares is February 27, 1998 and Class R shares is December 28, 2006.

8	Legg Mason Partners Core Bond Fund 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of Legg Mason Partners Core
Bond Fund vs. Lehman Brothers U.S. Aggregate Index, Lehman Brothers
Long Government Credit Index and Merrill Lynch U.S. Corporate & Government
10+ Years Index† (February 1998 – July  2007)

$18,209

Legg Mason Partners Core Bond Fund – Class A Shares ‡

Merrill Lynch U.S. Corporate & Government 10+ Years Index

Lehman Brothers U.S. Aggregate Index

Lehman Brothers Long Government Credit Index

$25,000

20,000

15,000

10,000

5,000

0

2/98

7/98

7/99

7/00

7/01

7/02

7/03

7/04

7/05

7/06

7/07

$16,803

$16,361

$18,311

†

Hypothetical illustration of $10,000 invested in Class A shares on February 27, 1998 (inception date), assuming deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares. It also assumes reinvestment of distributions, including returns of capital, if any, at the net asset value through July 31, 2007. The Merrill Lynch U.S. Corporate & Government 10+ Years Index is a total return index consisting of U.S. government agencies, Treasury securities and all investment-grade corporate-debt securities with maturities of ten years or more. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Lehman Brothers Long Government/Credit Index is a broad measure of bonds with maturities of more than ten years. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

‡	Class A shares maximum initial sales charge decreased from 4.50% to 4.25% on November 20, 2006.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Core Bond Fund 2007 Annual Report	9

Schedule of Investments (July 31, 2007)
LEGG MASON PARTNERS CORE BOND FUND

Face Amount	Security	Value

CORPORATE BONDS & NOTES — 19.8%
Airlines — 0.2%
$389,931	Delta Air Lines Inc., Pass-Through Certificates, Series 01-1, 6.619% due 3/18/11	$393,927

Capital Markets — 1.2%
300,000	Bear Stearns Co. Inc., Subordinated Notes, 5.550% due 1/22/17	274,641
500,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	488,588
1,030,000	Kaupthing Bank HF, Notes, 5.750% due 10/4/11 (a)(b)	1,034,179
750,000	Lehman Brothers Holdings Inc., Subordinated Notes, 6.500% due 7/19/17	737,929
140,000	Morgan Stanley, Medium-Term Notes, 5.810% due 10/18/16 (c)	137,388

	Total Capital Markets	2,672,725

Commercial Banks — 2.2%
	Glitnir Banki HF:
350,000	Bonds, 7.451% due 9/14/16 (a)(c)(d)	361,713
300,000	Subordinated Notes, 6.693% due 6/15/16 (a)(c)	310,738
700,000	Landsbanki Islands HF, 6.100% due 8/25/11 (a)	713,873
510,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17 (a)	483,888
350,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (a)(c)	353,940
500,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (c)	442,458
1,320,000	Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/11 (b)(c)(d)	1,295,634
640,000	Wells Fargo Bank NA, Subordinated Notes, 5.950% due 8/26/36	622,189
260,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	235,039

	Total Commercial Banks	4,819,472

Commercial Services & Supplies — 0.3%
550,000	Waste Management Inc., 6.375% due 11/15/12	568,346

Consumer Finance — 4.3%
270,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (c)	276,417
3,830,000	Ford Motor Credit Co., Notes, 7.375% due 10/28/09 (b)	3,699,401
4,460,000	General Motors Acceptance Corp., Notes, 7.750% due 1/19/10 (b)	4,347,086
	SLM Corp., Medium-Term Notes:
1,040,000	5.625% due 8/1/33	794,248
	Series A:
150,000	5.000% due 10/1/13	128,761
150,000	5.375% due 5/15/14	128,972

	Total Consumer Finance	9,374,885

Diversified Financial Services — 3.3%
280,000	AGFC Capital Trust I, 6.000% due 1/15/67 (a)(c)	264,575
300,000	Aiful Corp., Notes, 5.000% due 8/10/10 (a)	294,400
455,157	Air 2 US, 8.027% due 10/1/19 (a)	471,372
350,000	Bank of America Corp., 5.375% due 8/15/11	348,732

See Notes to Financial Statements.

10	Legg Mason Partners Core Bond Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)
Face Amount	Security	Value

Diversified Financial Services — 3.3% (continued)
$230,000	European Investment Bank, 4.625% due 3/21/12	$225,742
1,320,000	General Electric Capital Corp., Medium-Term Notes, Series A, 5.450% due 1/15/13 (b)	1,318,322
	JPMorgan Chase & Co.:
160,000	5.150% due 10/1/15	150,868
300,000	Subordinated Notes, 5.125% due 9/15/14	286,184
590,000	McGuire Air Force Base/Fort Dix Privatized Military Housing Project, Bonds,
	5.611% due 9/15/51 (a)	565,704
400,000	Merna Reinsurance Ltd., Subordinated Notes, Series B, 7.110% due 7/7/10 (a)(c)	400,500
	Residential Capital Corp.:
120,000	6.460% due 5/22/09 (c)	114,151
40,000	Senior Notes, 6.460% due 4/17/09 (c)	38,538
	Residential Capital LLC:
270,000	6.500% due 6/1/12	245,175
1,610,000	Senior Notes, 6.000% due 2/22/11 (b)	1,485,114
680,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17 (a)(d)	654,520
230,000	Verizon Global Funding Corp., Notes, 7.750% due 12/1/30	254,740

	Total Diversified Financial Services	7,118,637

Diversified Telecommunication Services — 0.9%
160,000	AT&T Corp., Senior Notes, 8.000% due 11/15/31	191,290
370,000	BellSouth Corp., Notes, 6.875% due 10/15/31	379,853
300,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	291,067
500,000	Koninklijke KPN NV, Senior Notes, 8.375% due 10/1/30	559,496
300,000	Telecom Italia Capital S.p.A., Notes, 5.250% due 10/1/15	279,586
310,000	Verizon New York Inc., Senior Debentures, Series A, 6.875% due 4/1/12	323,704

	Total Diversified Telecommunication Services	2,024,996

Electric Utilities — 1.2%
750,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	753,286
380,000	Exelon Corp., Bonds, 5.625% due 6/15/35	337,818
	FirstEnergy Corp., Notes:
350,000	Series B, 6.450% due 11/15/11	361,462
720,000	Series C, 7.375% due 11/15/31	785,029
310,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	301,955

	Total Electric Utilities	2,539,550

Health Care Providers & Services — 0.2%
420,000	Cardinal Health Inc., 5.850% due 12/15/17	409,000

Independent Power Producers & Energy Traders — 0.2%
	TXU Corp., Senior Notes:
200,000	Series P, 5.550% due 11/15/14	162,339
30,000	Series Q, 6.500% due 11/15/24	23,640
290,000	Series R, 6.550% due 11/15/34	224,423

	Total Independent Power Producers & Energy Traders	410,402

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2007 Annual Report	11

Schedule of Investments (July 31, 2007) (continued)
Face Amount	Security	Value

Insurance — 1.2%
$410,000	American International Group Inc., Junior Subordinated Debentures, 6.250% due 3/15/37	$378,886
1,025,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36 (b)	919,443
850,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (c)	800,235
	Willis North America Inc.:
350,000	5.125% due 7/15/10	343,366
130,000	Senior Notes, 5.625% due 7/15/15	123,320

	Total Insurance	2,565,250

Media — 0.7%
900,000	Comcast Corp., Notes, 5.875% due 2/15/18 (b)	866,232
40,000	News America Inc., 6.200% due 12/15/34	36,842
	Time Warner Inc.:
300,000	6.500% due 11/15/36	285,640
10,000	Senior Debentures, 7.700% due 5/1/32	10,802
250,000	Senior Notes, 6.875% due 5/1/12	261,220

	Total Media	1,460,736

Metals & Mining — 0.4%
	Vale Overseas Ltd., Notes:
650,000	8.250% due 1/17/34	737,113
160,000	6.875% due 11/21/36	156,440

	Total Metals & Mining	893,553

Multi-Utilities — 0.2%
550,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	550,515

Oil, Gas & Consumable Fuels — 2.4%
600,000	ConocoPhillips, 4.750% due 10/15/12	583,500
410,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	448,174
660,000	Gazprom, Loan Participation Notes, Senior Notes, 6.510% due 3/7/22 (a)	632,808
440,000	Hess Corp., Notes, 7.300% due 8/15/31	478,252
539,000	Intergas Finance BV, 6.375% due 5/14/17 (a)	510,703
820,000	Kerr-McGee Corp., Notes, 7.875% due 9/15/31 (b)	937,063
430,000	Pemex Project Funding Master Trust, Bonds, 6.625% due 6/15/35	421,392
623,000	Williams Cos. Inc., Notes, 8.750% due 3/15/32	691,530
500,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	537,762

	Total Oil, Gas & Consumable Fuels	5,241,184

Paper & Forest Products — 0.2%
400,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	410,552

Pharmaceuticals — 0.1%
310,000	Wyeth, 5.950% due 4/1/37	295,281

Thrifts & Mortgage Finance — 0.1%
	Countrywide Financial Corp., Medium-Term Notes:
130,000	5.500% due 1/5/09 (c)	129,276
160,000	Series B, 5.470% due 6/18/08 (c)	159,707

	Total Thrifts & Mortgage Finance	288,983

See Notes to Financial Statements.

12	Legg Mason Partners Core Bond Fund 2006 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Face Amount	Security	Value

Tobacco — 0.2%
$465,000	Altria Group Inc., Debentures, 7.750% due 1/15/27	$551,144

Wireless Telecommunication Services — 0.3%
120,000	New Cingular Wireless Services Inc., Senior Notes, 8.750% due 3/1/31	148,925
	Sprint Capital Corp.:
90,000	Notes, 8.750% due 3/15/32	99,165
400,000	Senior Notes, 8.375% due 3/15/12	438,500
10,000	Sprint Nextel Corp., 6.000% due 12/1/16	9,454

	Total Wireless Telecommunication Services	696,044

	TOTAL CORPORATE BONDS & NOTES
	(Cost — $43,990,883)	43,285,182
ASSET-BACKED SECURITIES — 7.5%
Home Equity — 5.1%
2,000,000	Argent Securities Inc., Series 2006-W4, Class A2B, 5.430% due 5/25/36 (b)(c)	1,997,030
1,206,950	Bear Stearns Asset-Backed Securities Trust, Series 2005-SD2, Class 2A1, 5.650% due 12/25/44 (b)(c)	1,199,470
1,300,000	GMAC Mortgage Corp. Loan Trust, Series 2006-HE1, Class A, 5.530% due 11/25/36 (b)(c)	1,294,517
	Morgan Stanley ABS Capital I:
80,596	Series 2005-WMC3, Class A1MZ, 5.580% due 3/25/35 (c)	80,610
147,972	Series 2005-WMC4, Class A1MZ, 5.580% due 4/25/35 (c)	148,011
	Morgan Stanley Mortgage Loan Trust:
1,466,006	Series 2006-17XS, Class A1, 5.440% due 10/25/46 (b)(c)	1,466,540
1,819,511	Series 2007-3XS, Class 2A1B, 5.490% due 1/25/47 (b)(c)	1,821,096
	RAAC:
573,799	Series 2005-RP1, Class A, 5.660% due 7/25/37 (a)(c)	573,876
394,741	Series 2006-RP3, Class A, 5.590% due 5/25/36 (a)(c)	393,098
1,751,726	Series 2007-RP2, Class A, 5.670% due 2/25/46 (a)(b)(c)	1,748,257
506,474	Terwin Mortgage Trust, Series 2006-10SL, Class A1, 4.750% due 10/25/37 (c)	493,179

	Total Home Equity	11,215,684

Student Loan — 2.4%
1,568,288	Countrywide Asset-Backed Certificates, Series 2006-SD4, Class A1, 5.660% due 12/25/36 (a)(b)(c)	1,559,712
1,651,799	JPMorgan Mortgage Acquisition Corp., Series 2006-FRE1, Class A3, 5.510% due 5/25/35 (b)(c)	1,651,767
1,900,000	SLM Student Loan Trust, Series 2006-10, Class A2, 5.370% due 10/25/17 (b)(c)	1,900,858

	Total Student Loan	5,112,337

	TOTAL ASSET-BACKED SECURITIES
	(Cost — $16,357,996)	16,328,021
COLLATERALIZED MORTGAGE OBLIGATIONS — 26.7%
1,778,581	American Home Mortgage Assets, Series 2006-04, Class 1A12, 5.530% due 10/25/46 (b)(c)	1,782,926
1,592,351	Banc of America Alternative Loan Trust, Series 2006-7, Class A1, 5.900% due 10/25/36 (b)(c)	1,588,314

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2007 Annual Report.	13

Schedule of Investments (July 31, 2007) (continued)
Face Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 26.7% (continued)
	Banc of America Funding Corp.:
$1,243,401	Series 2006-8T2, Class A2, 5.791% due 10/25/36 (b)	$1,240,322
1,758,384	Series 2006-H, Class 1A1, 5.700% due 9/20/46 (b)(c)	1,770,675
1,959,627	Bear Stearns Mortgage Funding Trust, Series 2006-AR5, Class 1A1, 5.480%
	due 12/25/36 (b)(c)	1,961,834
	Countrywide Alternative Loan Trust:
2,522,905	5.510% due 7/25/46 (b)(c)	2,521,853
1,382,303	Series 2004-J9, Class 3A4, 5.710% due 10/25/34 (b)(c)	1,385,316
1,290,403	Series 2005-72, Class A1, 5.590% due 1/25/36 (b)(c)	1,290,472
1,657,431	Series 2006-OA02, Class A1, 5.530% due 5/20/46 (b)(c)	1,657,287
1,193,072	Series 2006-OA10, Class 4A1, 5.510% due 8/25/46 (b)(c)	1,192,784
1,858,114	Series 2006-OA14, Class 3A1, 5.872% due 11/25/46 (b)(c)	1,834,646
1,908,837	Series 2007-OA02, Class 2A1, 5.450% due 3/25/47 (b)(c)	1,908,166
1,682,248	Countrywide Home Loan, Series 2005-R3, Class AF, 5.720% due 9/25/35 (a)(b)(c)	1,692,839
500,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, 5.555% due 2/15/39 (c)	489,090
1,867,080	Greenpoint Mortgage Funding Trust, Series 2007-AR1, Class 1A1A, 5.400% due 2/25/47 (b)(c)	1,867,914
432,624	GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, 5.670% due 1/25/35 (a)(c)	434,483
	Harborview Mortgage Loan Trust:
833,844	Series 2006-09, Class 2A1A, 5.530% due 11/19/36 (c)	836,132
2,362,459	Series 2006-14, Class 2A1A, 5.470% due 3/19/38 (b)(c)	2,364,438
	JPMorgan Chase Commercial Mortgage Securities Corp.:
1,630,000	Series 2007-LDPX, Class A3, 5.420% due 1/15/49 (b)	1,564,364
1,950,000	Series 2006-CB17, Class A4, 5.429% due 12/12/43 (b)	1,880,884
1,502,549	Lehman XS Trust, Series 2006-2N, Class 1A1, 5.580% due 2/25/46 (b)(c)	1,506,822
1,568,430	Luminent Mortgage Trust, Series 2006-1, Class A1, 5.560% due 4/25/36 (b)(c)	1,572,579
1,715,405	MASTR Reperforming Loan Trust, Series 2005-02, Class 1A1F, 5.670% due 5/25/35 (a)(b)(c)	1,722,222
123,428	Merrill Lynch Mortgage Investors Inc., Series 2005-A9, Class 3A1, 5.280% due 12/25/35 (c)	122,956
120,000	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.659% due 5/12/39 (c)	118,787
1,500,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485% due 3/12/51 (b)(c)	1,444,626
	Morgan Stanley Capital I:
1,640,000	Series 2006-IQ12, Class A4, 5.332% due 12/15/43 (b)	1,570,137
600,000	Series 2007-IQ14, Class A4, 5.692% due 4/15/49 (c)	585,660
803,625	Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A2, 5.350% due 10/25/34 (c)	808,554
2,137,071	Mortgage IT Trust, Series 2005-01, Class 1A1, 5.640% due 2/25/35 (b)(c)	2,143,583
700,000	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.976% due 5/25/35 (c)	680,963
1,927,821	Residential Accredit Loans Inc., Series 2006-QO10, Class A1, 5.480% due 1/25/37 (b)(c)	1,924,601

See Notes to Financial Statements.

14	Legg Mason Partners Core Bond Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)
Face Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 26.7% (continued)
$1,770,286	Structured Asset Mortgage Investments Inc., Series 2006-AR7, Class A1A, 5.530% due 8/25/36 (b)(c)	$1,769,372
1,275,933	Structured Asset Securities Corp., Series 2005-GEL3, Class A, 5.670% due 6/25/35 (b)(c)	1,276,143
	Thornburg Mortgage Securities Trust:
392,048	Series 2004-02, Class A1, 5.630% due 6/25/44 (c)	392,245
2,842,583	Series 2005-03, Class A3, 5.580% due 10/25/35 (b)(c)	2,843,441
1,394,586	Series 2005-03, Class A4, 5.590% due 10/25/35 (b)(c)	1,393,403
650,000	Washington Mutual Inc., Series 2005-AR18, Class 1A3A, 5.256% due 1/25/36 (c)	645,575
	Washington Mutual Mortgage Pass-Through Certificates:
1,382,721	Series 2007-HY2, Class 1A1, 5.634% due 12/25/36 (b)(c)	1,382,211
816,840	Series 2007-HY4, Class 4A1, 5.518% due 9/25/36 (c)	817,895
2,100,000	Wells Fargo Mortgage Backed Securities Trust, Series 2004-S, Class A7, 3.539% due 9/25/34 (b)(c)	2,044,674
337,845	Zuni Mortgage Loan Trust, Series 2006-OA1, Class A1, 5.450% due 8/25/36 (c)	337,722

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost — $58,673,426)	58,368,910
MORTGAGE-BACKED SECURITIES — 51.2%
FHLMC — 0.4%
951,366	Federal Home Loan Mortgage Corp. (FHLMC), 5.233% due 1/1/36 (b)(c)	947,039

FNMA — 40.5%
	Federal National Mortgage Association (FNMA):
7,300,000	5.500% due 8/20/22 (e)	7,209,889
3,442,213	5.793% due 9/1/36 (b)(c)	3,471,795
42,700,000	5.000% due 8/14/37 (e)	40,051,277
10,200,000	5.500% due 8/14/37 (e)	9,850,966
18,200,000	6.000% due 8/14/37 (e)	18,032,214
9,800,000	6.500% due 8/14/37 (e)	9,899,529

	Total FNMA	88,515,670

GNMA — 10.3%
22,500,000	Government National Mortgage Association (GNMA) , 6.000% due 8/21/37 (e)	22,468,365

	TOTAL MORTGAGE-BACKED SECURITIES
	(Cost — $111,625,832)	111,931,074

MUNICIPAL BOND — 0.0%
Oregon — 0.0%
100,000	Oregon State, GO, Taxable Pension, 5.892% due 6/1/27 (Cost — $105,901)	101,826

SOVEREIGN BONDS — 0.7%
Mexico — 0.5%
966,000	United Mexican States, Medium-Term Notes, Series A, 6.750% due 9/27/34 (b)	1,017,923

Russia — 0.2%
416,905	Russian Federation, 7.500% due 3/31/30 (a)(c)	457,162

	TOTAL SOVEREIGN BONDS (Cost — $1,496,240)	1,475,085

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2007 Annual Report	15

Schedule of Investments (July 31, 2007) (continued)
Face Amount	Security	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 13.7%
U.S. Government Agencies — 2.4%
$900,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17 (a)(b)	$883,998
	Federal Home Loan Bank (FHLB):
430,000	5.400% due 1/2/09	429,958
1,550,000	5.500% due 5/21/09 (b)	1,549,952
	FICO Strip:
2,000,000	Debentures, Series 15P, zero coupon bond to yield 5.280% due 3/7/19 (b)	1,097,334
910,000	Notes, Series D-P, zero coupon bond to yield 5.290% due 9/26/19	483,924
780,000	Tennessee Valley Authority, 5.980% due 4/1/36	825,339

	Total U.S. Government Agencies	5,270,505

U.S. Government Obligation — 11.3%
	U.S. Treasury Bonds:
550,000	4.625% due 2/15/17	543,082
540,000	8.875% due 8/15/17	711,746
1,550,000	4.500% due 2/15/36 (b)	1,449,735
510,000	4.750% due 2/15/37	496,613
	U.S. Treasury Notes:
8,770,000	4.875% due 1/31/09 (b)	8,797,415
4,540,000	4.625% due 10/31/11 (b)	4,547,450
1,480,000	4.625% due 12/31/11 (b)	1,482,082
1,090,000	4.500% due 3/31/12 (b)	1,085,061
3,510,000	4.500% due 4/30/12 (b)	3,494,921
110,000	4.625% due 11/15/16	108,694
4,150,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 5.470%
	due 11/15/21 (b)	2,015,211

	Total U.S. Government Obligations	24,732,010

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
	(Cost — $29,954,798)	30,002,515
U.S. TREASURY INFLATION PROTECTED SECURITIES — 1.9%
1,391,796	U.S. Treasury Bonds, Inflation Indexed, 2.375% due 1/15/27 (b)	1,378,313
	U.S. Treasury Notes, Inflation Indexed:
175,594	0.875% due 4/15/10	167,349
199,019	2.375% due 4/15/11	197,900
2,347,260	2.500% due 7/15/16 (b)	2,357,898

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES
	(Cost — $4,096,319)	4,101,460
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $266,301,395)	265,594,073
SHORT-TERM INVESTMENTS — 26.8%
Commercial Paper — 0.5%
1,000,000	Treasury Bank Ltd., Certificate of Deposit, 5.330% due 8/23/07 (c)	1,000,000

See Notes to Financial Statements

16	Legg Mason Partners Core Bond Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)
Face Amount	Security	Value

U.S. Government Agency — 0.1%
$261,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.203%
	due 3/17/08 (f)	$252,807

Repurchase Agreements — 26.2%
25,000,000	Morgan Stanley repurchase agreement dated 7/31/07, 5.230% due 8/1/07;
	Proceeds at maturity — $25,003,632; (Fully collateralized by various
	U.S. government agency obligation, 0.000% due 10/5/07 to 4/25/08;
	Market value — $25,631,652) (b)	25,000,000
32,226,000	Nomura Securities International Inc. repurchase agreement dated 7/31/07,
	5.250% due 8/1/07; Proceeds at maturity — $32,230,700;
	(Fully collateralized by U.S government agency obligations,
	0.000% due 3/5/09; Market value — $32,870,643) (b)	32,226,000

	Total Repurchase Agreements	57,226,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $58,478,682)	58,478,807
	TOTAL INVESTMENTS — 148.3% (Cost — $324,780,077#)	324,072,880
	Liabilities in Excess of Other Assets — (48.3)%	(105,590,877)

	TOTAL NET ASSETS — 100.0%	$218,482,003

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	All or a portion of this security is segregated for open futures contracts, written options, and securities traded on a to-be-announced (“TBA”) basis.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2007.
(d)	Security has no maturity date. The date shown represents the next call date.
(e)	This security is traded on a TBA basis (See Note 1).
(f)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $324,842,110.

Abbreviations used in this schedule:
GO	–	General Obligation
MASTR	–	Mortgage Asset Securitization Transactions Inc.
STRIPS	–	Separate Trading of Registered Interest and Principal Securities.

Schedule of Options Written
Contracts	Security	Expiration Date	Strike Price	Value

49	U.S. Treasury 10 Year Notes Futures, Call
	(Premiums received -$17,197)	8/24/07	$106	$(67,375)

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2007 Annual Report	17

Statement of Assets and Liabilities (July 31, 2007)
ASSETS:
Investments, at value (Cost — $267,554,077)	$266,846,880
Repurchase agreement, at value (Cost — $57,226,000)	57,226,000
Cash	33,368
Interest receivable	1,312,077
Receivable for Fund shares sold	934,756
Receivable from broker — variation margin	26,024
Principal paydown receivable	1,221
Prepaid expenses	32,573

Total Assets	326,412,899

LIABILITIES:
Payable for securities purchased	107,202,344
Distributions payable	226,598
Payable for Fund shares repurchased	135,609
Investment management fee payable	100,295
Distribution fees payable	82,747
Options written, at value (premium received $17,197)	67,375
Deferred compensation payable	20,045
Trustees’ fees payable	17,825
Accrued expenses	78,058

Total Liabilities	107,930,896

Total Net Assets	$218,482,003

NET ASSETS:
Par value (Note 6)	$190
Paid-in capital in excess of par value	222,233,471
Overdistributed net investment income	(164,474)
Accumulated net realized loss on investments, futures contracts and options written	(2,923,547)
Net unrealized depreciation on investments, futures contracts and options written	(663,637)
Total Net Assets	$218,482,003

Shares Outstanding:
Class A	10,828,648

Class B	3,181,239

Class C	4,976,731

Class R	22,672

Net Asset Value:
Class A (and redemption price)	$11.50

Class B *	$11.48

Class C *	$11.49

Class R	$11.49

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%) **	$12.01

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).
**	Class A shares maximum initial sales charge decreased from 4.50% to 4.25% on November 20, 2006.

See Notes to Financial Statements.

18	Legg Mason Partners Core Bond Fund 2007 Annual Report

Statement of Operations (For the year ended July 31, 2007)
INVESTMENT INCOME:
Interest	$11,400,428

EXPENSES:
Investment management fee (Note 2)	1,169,183
Distribution fees (Notes 2 and 4)	961,309
Transfer agent fees (Note 4)	84,167
Legal fees	73,669
Shareholder reports (Note 4)	72,200
Registration fees	54,098
Trustees’ fees (Note 11)	44,321
Audit and tax	32,232
Restructuring and reorganization fees (Note 11)	22,402
Custody fees	4,894
Insurance	4,148
Miscellaneous expenses	12,212

Total Expenses	2,534,835
Less: Fee waivers and/or expense reimbursements (Notes 2 and 11)	(15,431)

Net Expenses	2,519,404

Net Investment Income	8,881,024

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND OPTIONS WRITTEN (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	6,290,031
Futures contracts	827,550
Options written	(2,618)

Net Realized Gain	7,114,963

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(2,838,839)
Futures contracts	(107,239)
Options written	(50,178)

Change in Net Unrealized Appreciation/Depreciation	(2,996,256)

Increase From Payment by Affiliate (Note 2)	139,147

Net Gain on Investments, Futures Contracts and Options Written	4,257,854

Increase in Net Assets From Operations	$13,138,878

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2007 Annual Report	19

Statements of Changes in Net Assets (For the years ended July 31,)
	2007	2006

OPERATIONS:
Net investment income	$8,881,024	$9,705,268
Net realized gain	7,114,963	9,318,625
Change in net unrealized appreciation/depreciation	(2,996,256)	(15,213,560)
Increase from payment by affiliate	139,147	—

Increase in Net Assets From Operations	13,138,878	3,810,333

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(8,989,041)	(9,549,261)

Decrease in Net Assets From Distributions to Shareholders	(8,989,041)	(9,549,261)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	83,434,476	44,651,396
Reinvestment of distributions	6,172,500	6,750,296
Cost of shares repurchased	(60,779,337)	(78,401,418)

Increase (Decrease) in Net Assets From Fund Share Transactions	28,827,639	(26,999,726)

Increase (Decrease) in Net Assets	32,977,476	(32,738,654)
NET ASSETS:
Beginning of year	185,504,527	218,243,181

End of year*	$218,482,003	$185,504,527
* Includes overdistributed net investment income of:	$(164,474)	$(41,832)

See Notes to Financial Statements.

20	Legg Mason Partners Core Bond Fund 2007 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class A Shares(1)	2007		2006		2005	2004		2003

Net Asset Value, Beginning of Year	$11.22		$11.52		$11.52	$11.33		$11.16

Income (Loss) From Operations:
Net investment income	0.54		0.58		0.58	0.62		0.61
Net realized and unrealized gain (loss)	0.29		(0.31)		0.04	0.18		0.19

Total Income From Operations	0.83		0.27		0.62	0.80		0.80

Less Distributions From:
Net investment income	(0.55)		(0.57)		(0.62)	(0.61)		(0.61)
Return of capital	—		—		—	—		(0.02)

Total Distributions	(0.55)		(0.57)		(0.62)	(0.61)		(0.63)

Net Asset Value, End of Year	$11.50		$11.22		$11.52	$11.52		$11.33

Total Return(2)	7.43	%(3)	2.45%		5.45%	7.20%		7.26%

Net Assets, End of Year (000s)	$124,513		$86,798		$78,455	$55,985		$52,641

Ratios to Average Net Assets:
Gross expenses	1.01	%(4)	1.03%		1.07%	1.04%		1.04%
Net expenses	1.01	(4)(5)	1.02	(5)	1.06 (5)	1.04		1.04
Net investment income	4.66		5.16		4.99	5.38		5.32

Portfolio Turnover Rate	373	%(6)	249	%(6)	2%	0	%(7)	2%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.99% (Note 11).

(5)	Reflects fee waivers and/or expense reimbursements.
(6)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 586% and 258% for the years ended July 31, 2007 and 2006, respectively.

(7)	Amount represents less than 0.5%.

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2007 Annual Report	21

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)	2007		2006		2005	2004		2003

Net Asset Value, Beginning of Year	$11.20		$11.51		$11.51	$11.33		$11.16

Income (Loss) From Operations:
Net investment income	0.48		0.52		0.52	0.56		0.55
Net realized and unrealized gain (loss)	0.28		(0.31)		0.04	0.18		0.19

Total Income From Operations	0.76		0.21		0.56	0.74		0.74

Less Distributions From:
Net investment income	(0.48)		(0.52)		(0.56)	(0.56)		(0.55)
Return of capital	—		—		—	—		(0.02)

Total Distributions	(0.48)		(0.52)		(0.56)	(0.56)		(0.57)

Net Asset Value, End of Year	$11.48		$11.20		$11.51	$11.51		$11.33

Total Return(2)	6.83	%(3)	1.88%		4.90%	6.57%		6.72%

Net Assets, End of Year (000s)	$36,521		$49,898		$83,070	$87,037		$101,173

Ratios to Average Net Assets:
Gross expenses	1.59	%(4)	1.58%		1.59%	1.57%		1.56%
Net expenses	1.58	(4)(5)	1.56	(5)	1.57 (5)	1.57		1.56
Net investment income	4.10		4.59		4.48	4.85		4.80

Portfolio Turnover Rate	373	%(6)	249	%(6)	2%	0	%(7)	2%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.56% (Note 11).

(5)	Reflects fee waivers and/or expense reimbursements.
(6)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 586% and 258% for the years ended July 31, 2007 and 2006, respectively.

(7)	Amount represents less than 0.5%.

See Notes to Financial Statements.

22	Legg Mason Partners Core Bond Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)	2007		2006		2005	2004		2003

Net Asset Value, Beginning of Year	$11.21		$11.52		$11.51	$11.33		$11.16

Income (Loss) From Operations:
Net investment income	0.49		0.53		0.52	0.57		0.55
Net realized and unrealized gain (loss)	0.29		(0.32)		0.05	0.17		0.20

Total Income From Operations	0.78		0.21		0.57	0.74		0.75

Less Distributions From:
Net investment income	(0.50)		(0.52)		(0.56)	(0.56)		(0.56)
Return of capital	—		—		—	—		(0.02)

Total Distributions	(0.50)		(0.52)		(0.56)	(0.56)		(0.58)

Net Asset Value, End of Year	$11.49		$11.21		$11.52	$11.51		$11.33

Total Return(2)	6.94	%(3)	1.88%		5.04%	6.61%		6.77%

Net Assets, End of Year (000s)	$57,187		$48,809		$56,718	$52,012		$54,316

Ratios to Average Net Assets:
Gross expenses	1.47	%(4)	1.50%		1.56%	1.52%		1.53%
Net expenses	1.47	(4)(5)	1.48	(5)	1.54 (5)	1.52		1.53
Net investment income	4.20		4.68		4.51	4.90		4.83

Portfolio Turnover Rate	373	%(6)	249	%(6)	2%	0	%(7)	2%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.45% (Note 11).

(5)	Reflects fee waivers and/or expense reimbursements.
(6)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 586% and 258% for the years ended July 31, 2007 and 2006, respectively.

(7)	Amount represents less than 0.5%.

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2007 Annual Report .	23

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class R Shares(1)	2007(2)

Net Asset Value, Beginning of Period	$11.73

Income (Loss) From Operations:
Net investment income	0.28
Net realized and unrealized loss	(0.21)

Total Income From Operations	0.07

Less Distributions From:
Net investment income	(0.31)

Total Distributions	(0.31)

Net Asset Value, End of Period	$11.49

Total Return(3)	0.55	%(4)

Net Assets, End of Period (000s)	$261

Ratios to Average Net Assets:
Gross expenses	1.45	% (5)(6)
Net expenses	1.44	(5)(6)
Net investment income	4.35	(5)

Portfolio Turnover Rate	373	%(7)

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period December 28, 2006 (inception date) to July 31, 2007.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(5)	Annualized.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.43% (Note 11).

(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 586% for the year ended July 31, 2007.

See Notes to Financial Statements.

24	Legg Mason Partners Core Bond Fund 2007 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Legg Mason Partners Core Bond Fund (formerly known as Legg Mason Partners Total Return Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners Income Funds, a Massachusetts business trust, registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates, exchange rates or securities markets, also, as a substitute for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are

Legg Mason Partners Core Bond Fund 2007 Annual Report	25

Notes to Financial Statements (continued)

made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

26	Legg Mason Partners Core Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed-income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Legg Mason Partners Core Bond Fund 2007 Annual Report	27

Notes to Financial Statements (continued)

Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the fore-closure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

(i) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(j) Distributions to Shareholders. Distributions from net investment income for the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

(a)	$22,402	—	$(22,402)
(b)	(37,027)	$37,027	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and income from mortgage backed securities treated as capital gains for tax purposes.

28	Legg Mason Partners Core Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason Inc. (“Legg Mason”).

Under the investment management agreement, effective November 30, 2006 the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

Under the prior investment management agreement, the Fund paid LMPFA an investment management fee which was calculated daily and paid monthly at an annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Annual Rate

First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended July 31, 2007, the Fund was reimbursed for expenses in the amount of $15,431.

During the year ended July 31, 2007, LMPFA reimbursed the Fund in the amount of $139,147 for losses incurred resulting from an investment transaction error.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 4.25% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund decreased from 4.50% to 4.25% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 0.50% the first year after purchase payment and thereafter 1.00% per year until no

Legg Mason Partners Core Bond Fund 2007 Annual Report	29

Notes to Financial Statements (continued)

CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2007, LMIS and its affiliates received sales charges of approximately $14,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C

CDSCs	$0*	$85,000	$5,000

* Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the Trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of July 31, 2007, the Fund had accrued $20,045 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended July 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Investments	U.S. Government & Agency Obligations

Purchases	$156,090,776	$785,619,110

Sales	137,211,379	720,657,442

At July 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$751,722
Gross unrealized depreciation	(1,520,952)

Net unrealized depreciation	$(769,230)

30	Legg Mason Partners Core Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

At July 31, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)

Contracts to Buy:
Eurodollar	26	6/08	$6,156,553	$6,184,425	$27,872
U.S. Treasury Bonds	72	9/07	7,776,395	7,924,500	148,105
U.S. Treasury 5 Year Notes	175	9/07	18,272,228	18,457,031	184,803

					360,780

Contracts to Sell:
U.S. Treasury 2 Year Notes	56	9/07	$11,389,707	$11,476,500	$(86,793)
U.S. Treasury 10 Year Notes	122	9/07	12,925,220	13,105,469	(180,249)

					(267,042)

Net Unrealized Gain on Open Futures Contracts					$93,738

During the year ended July 31, 2007, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums

Options written, outstanding July 31, 2006	—	—
Options written	488	$98,911
Options closed	(439)	(81,714)
Options expired	—	—

Options written, outstanding July 31, 2007	49	$17,197

At July 31, 2007, the Fund held TBA securities with a total cost of $107,202,344.

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class R shares calculated at the annual rate of 0.50%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued and paid monthly.

Legg Mason Partners Core Bond Fund 2007 Annual Report	31

Notes to Financial Statements (continued)

For the year ended July 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses

Class A	$260,064	$36,054	$28,565
Class B	325,655	31,192	23,662
Class C	375,452	16,898	19,923
Class R*	138	23	50

Total	$961,309	$84,167	$72,200

*	For the period December 28, 2006 (inception date) to July 31, 2007.

5.  Distributions to Shareholders by Class

	Year Ended July 31, 2007	Year Ended July 31, 2006

Net Investment Income:
Class A	$4,901,619	$4,161,873
Class B	1,803,267	2,986,511
Class C	2,282,940	2,400,877
Class R*	1,215	—

Total	$8,989,041	$9,549,261

*	For the period December 28, 2006 (inception date) to July 31, 2007.

6.  Shares of Beneficial Interest

At July 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 16, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with par value of $0.001 per share.

32	Legg Mason Partners Core Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended July 31, 2007		Year Ended July 31, 2006

	Shares	Amount	Shares	Amount

Class A
Shares sold	5,328,172	$62,082,298	3,021,513	$34,114,362
Shares issued on reinvestment	300,689	3,502,536	262,984	2,958,716
Shares repurchased	(2,536,894)	(29,530,474)	(2,355,376)	(26,548,403)

Net Increase	3,091,967	$36,054,360	929,121	$10,524,675
Class B
Shares sold	324,342	$3,781,355	337,413	$3,801,056
Shares issued on reinvestment	96,433	1,122,074	180,917	2,040,445
Shares repurchased	(1,694,203)	(19,657,881)	(3,278,593)	(36,944,722)

Net Decrease	(1,273,428)	$(14,754,452)	(2,760,263)	$(31,103,221)
Class C
Shares sold	1,490,902	$17,302,002	596,561	$6,735,978
Shares issued on reinvestment	132,810	1,546,675	155,510	1,751,135
Shares repurchased	(1,000,462)	(11,582,108)	(1,323,726)	(14,908,293)

Net Increase (Decrease)	623,250	$7,266,569	(571,655)	$(6,421,180)
Class R*
Shares sold	23,340	$268,821	—	—
Shares issued on reinvestment	105	1,215	—	—
Shares repurchased	(773)	(8,874)	—	—

Net Increase	22,672	$261,162	—	—

*	For the period December 28, 2006 (inception date) to July 31, 2007.

7.  Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date
Payable Date	Class A	Class B	Class C	Class R

Daily
8/31/2007	$0.050363	$0.043970	$0.045416	$0.048273

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2007	2006

Distributions paid from:
Ordinary Income	$8,989,041	$9,549,261

Legg Mason Partners Core Bond Fund 2007 Annual Report	33

Notes to Financial Statements (continued)

As of July 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward *	$(2,664,841)
Other book/tax temporary differences (a)	(361,147)
Unrealized appreciation/(depreciation) (b)	(725,670)

Total accumulated earnings/(losses) — net	$(3,751,658)

*

During the taxable year ended July 31, 2007, the Fund utilized $ 7,305,584 of its capital loss carryover available from prior years. As of July 31, 2007, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount

7/31/2013	$(2,664,841)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the difference between cash and accrual basis distributions paid, the realization for tax purposes of unrealized gains on certain futures contracts and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for premium on fixed income securities.

8. Regulatory Matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, and the then-investment adviser or manager to the Fund, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

34	Legg Mason Partners Core Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Fund’s management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of

Legg Mason Partners Core Bond Fund 2007 Annual Report	35

Notes to Financial Statements (continued)

operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Fund under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurances can be given as to the outcome of this matter.

36	Legg Mason Partners Core Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11. Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

12. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after

Legg Mason Partners Core Bond Fund 2007 Annual Report	37

Notes to Financial Statements (continued)

December 15, 2006, which for this Fund was August 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*    *    *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

13. Shareholder Information

On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGM for failing to supervise trading of mutual fund shares and variable annuity mutual fund subaccounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGM agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGM is a distributor of the Fund. The Fund’s investment manager believes that this settlement will not have any effect on the financial position or results of operations of the Fund. The investment manager has been informed by CGM that the settlement will not affect the ability of CGM to continue to render services to the Fund under its contract.

38	Legg Mason Partners Core Bond Fund 2007 Annual Report

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Core Bond Fund (formerly Legg Mason Partners Total Return Bond Fund), a series of Legg Mason Partners Income Trust (formerly a series of Legg Mason Partners Income Funds) as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Core Bond Fund as of July 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2007

Legg Mason Partners Core Bond Fund 2007 Annual Report	39

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Core Bond Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund
	Position(s)	Length	Occupation(s)	Complex	Other Board
Name, Address	Held with	of Time	During Past	Overseen	Memberships Held
and Birth Year	Fund	Served**	5 Years	by Trustee	by Trustee

Non-Interested Trustees:
Elliott J. Berv	Trustee	Since	President and Chief	69	Board Member,
c/o R. Jay Gerken, CFA		1989	Executive Officer, Catalyst		American Identity Corp.
Legg Mason & Co., LLC			(consulting) (since 1984);		(doing business as
(“Legg Mason”)			Formerly, Chief Executive		Morpheus Technologies)
399 Park Avenue			Officer, Rocket City		(biometric information
4th Floor			Enterprises (media) (from		management) (since
New York, NY 10022			2000 to 2005); Formerly,		2001); Director, Lapoint
Birth Year: 1943			Chief Executive Officer,		Industries (industrial
			Landmark City (real estate		filter company) (since
			development) (from 2001 to		2002); Director,
			2004); Formerly, Executive		Alzheimer’s Association
			Vice President, DigiGym		(New England Chapter)
			Systems (personal fitness		(since 1998)
systems) (from 2001 to 2004);
Formerly, Chief Executive
Officer, Motorcity USA
(Motorsport Racing)
(from 2004 to 2005)
A. Benton Cocanougher	Trustee	Since	Dean Emeritus and	69	None
c/o R. Jay Gerken, CFA		1991	Professor, Texas A&M
Legg Mason			University (since 2004);
399 Park Avenue			Formerly, Interim
4th floor			Chancellor, Texas A&M
New York, NY 10022			University System (from 2003
Birth Year: 1938			to 2004); Formerly, Special
Advisor to the President,
Texas A&M University
(from 2002 to 2003)
Jane F. Dasher	Trustee	Since	Chief Financial Officer,	69	None
c/o R. Jay Gerken, CFA		1999	Korsant Partners, LLC
Legg Mason			(a family investment
399 Park Avenue			company)
4th floor
New York, NY 10022
Birth Year: 1949

40	Legg Mason Partners Core Bond Fund

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund
	Position(s)	Length	Occupation(s)	Complex	Other Board
Name, Address	Held with	of Time	During Past	Overseen	Memberships Held
and Birth Year	Fund	Served**	5 Years	by Trustee	by Trustee

Mark T. Finn	Trustee	Since	Adjunct Professor,	69	None
c/o R. Jay Gerken, CFA		1989	College of William & Mary
Legg Mason			(since 2002); Principal/
399 Park Avenue			Member Balvan Partners
4th floor			(investment management)
New York, NY 10022			(since 2002); Chairman,
Birth Year: 1943			Chief Executive Officer
and Owner, Vantage
Consulting Group, Inc.
(investment management)
(since 1988)

Rainer Greeven	Trustee	Since	Attorney, Rainer Greeven	69	None
c/o R. Jay Gerken, CFA		1994	PC; President and
Legg Mason			Director, 62nd Street East
399 Park Avenue			Corporation (real estate)
4th floor			(since 2002)
New York, NY 10022
Birth Year: 1936

Stephen Randolph Gross	Trustee	Since	Chairman, HLB Gross	69	Director, Andersen
c/o R. Jay Gerken, CFA		1986	Collins, PC (accounting		Calhoun (assisted
Legg Mason			and consulting firm)		living) (since 1987);
399 Park Avenue			(since 1979); Treasurer,		Formerly, Director,
4th floor			Coventry Limited, Inc.		United Telesis, Inc.
New York, NY 10022			(Senior Living Facilities)		(telecommunications)
Birth Year: 1947			(since 1985); Formerly,		(from 1997 to 2002);
			Managing Director,		Formerly, Director
			Fountainhead Ventures,		ebank Financial
			LLC (technology		Services, Inc. (from 1997
			accelerator) (from 1998 to		to 2004)
2003); Formerly, Partner,
Capital Investment Advisory
Partners (leverage buyout
consulting) (from 2000 to
2002); Formerly, Secretary,
Carint N.A. (manufacturing)
(from 1998 to 2002)

Richard E. Hanson, Jr.	Trustee	Since	Retired; Formerly,	69	None
c/o R. Jay Gerken, CFA		1985	Headmaster, The New
Legg Mason			Atlanta Jewish Community
399 Park Avenue			High School, Atlanta,
4th floor			Georgia (from 1996 to 2000)
New York, NY 10022
Birth Year: 1941

Legg Mason Partners Core Bond Fund	41

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund
	Position(s)	Length	Occupation(s)	Complex	Other Board
Name, Address	Held with	of Time	During Past	Overseen	Memberships Held
and Birth Year	Fund	Served**	5 Years	by Trustee	by Trustee

Diana R. Harrington	Trustee	Since	Professor, Babson College	69	None
c/o R. Jay Gerken, CFA		1992	(since 1992)
Legg Mason
399 Park Avenue
4th floor
New York, NY 10022
Birth Year: 1940

Susan M. Heilbron	Trustee	Since	Independent Consultant	69	None
c/o R. Jay Gerken, CFA		1994	(since 2001)
Legg Mason
399 Park Avenue
4th floor
New York, NY 10022
Birth Year: 1945

Susan B. Kerley	Trustee	Since	Investment Consulting	69	Chairperson and
c/o R. Jay Gerken, CFA		1992	Partner, Strategic		Independent Board
Legg Mason			Management Advisors,		Member of Eclipse Fund,
399 Park Avenue			LLC (investment		Inc. and Eclipse Funds
4th floor			consulting) (since 1990)		(which trade as
New York, NY 10022					Mainstay Funds)
Birth Year: 1951					(currently supervises
					16 investment
					companies in the fund
					complex) (since 1991)

Alan G. Merten	Trustee	Since	President, George Mason	69	Director of Cardinal
c/o R. Jay Gerken, CFA		1990	University (since 1996)		Financial Corp.
Legg Mason					(since 2006);
399 Park Avenue					Trustee, First Potomac
4th Floor					Realty Trust (since
New York, NY 10022					2005); Formerly, Director,
Birth Year: 1941					Xybernaut Corporation
					(information technology)
					(from 2004 to 2006);
					Formerly Director,
					Digital Net Holdings, Inc.
					(from 2003 to 2004);
					Formerly, Director,
					Comshare, Inc.
					(information technology)
					(from 1985 to 2003)

R. Richardson Pettit	Trustee	Since	Formerly, Duncan	69	None
c/o R. Jay Gerken, CFA		1990	Professor of Finance,
Legg Mason			University of Houston
399 Park Avenue			(from 1977 to 2006)
4th Floor
New York, NY 10022
Birth Year: 1942

42	Legg Mason Partners Core Bond Fund

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund
	Position(s)	Length	Occupation(s)	Complex	Other Board
Name, Address	Held with	of Time	During Past	Overseen	Memberships Held
and Birth Year	Fund	Served**	5 Years	by Trustee	by Trustee

Interested Trustee:
R. Jay Gerken, CFA***	Trustee,	Since	Managing Director of	133	Trustee,
Legg Mason	President,	2002	Legg Mason; Chairman		Consulting Group
399 Park Avenue	Chairman and		of the Board and Trustee		Capital Market
4th floor	Chief Executive		of 150 Funds associated		Funds (from 2002
New York, NY 10022	Officer		with Legg Mason Partners		to 2006)
Birth Year: 1951			Fund Advisor, LLC (“LMPFA”)
and its affiliates; President
of LMPFA (since 2006);
Chairman, President and
Chief Executive Officer
of certain mutual funds
associated with Legg
Mason or its affiliates;
Formerly, Chairman,
Smith Barney Fund
Management LLC (“SBFM”)
and Citi Fund Management
Inc. (“CFM”) (from 2002 to
2005); Formerly, Chairman,
President and Chief
Executive Officer of
Travelers Investment
Adviser, Inc. (from 2002
to 2005)

Officers:
Frances M. Guggino	Chief Financial	Since	Director of Legg Mason;	N/A	N/A
Legg Mason	Officer and	2004	Chief Financial Officer
125 Broad Street	Treasurer		and Treasurer of certain
10th Floor			mutual funds associated
New York, NY 10004			with Legg Mason;
Birth Year: 1957			Formerly, Controller of
certain mutual funds
associated with Legg
Mason or its predecessors
(from 1999 to 2004)

Legg Mason Partners Core Bond Fund	43

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund
	Position(s)	Length	Occupation(s)	Complex	Other Board
Name, Address	Held with	of Time	During Past	Overseen	Memberships Held
and Birth Year	Fund	Served**	5 Years	by Trustee	by Trustee

Ted P. Becker	Chief	Since	Director of Global	N/A	N/A
Legg Mason	Compliance	2006	Compliance at Legg
399 Park Avenue	Officer		Mason (since 2006); Chief
4th Floor			Compliance Officer of
New York, NY 10022			LMPFA (since 2006);
Birth Year: 1951			Managing Director of
Compliance at Legg
Mason (since 2005); Chief
Compliance Officer with
certain mutual funds
associated with Legg
Mason, LMPFA and certain
affiliates (since 2006);
Formerly, Managing Director
of Compliance at Legg
Mason or its predecessor
(from 2002 to 2005);
Prior to 2002, Managing
Director – Internal
Audit & Risk Review at
Citigroup Inc.

John Chiota	Chief	Since	Vice President of Legg	N/A	N/A
Legg Mason	Anti-Money	2006	Mason or its predecessor
300 First Stamford	Laundering		(since 2004); Chief
Place 4th Floor	Compliance		Anti-Money Laundering
Stamford, CT 06902	Officer		Compliance Officer with
Birth Year: 1968			certain mutual funds
associated with Legg
Mason or its affiliates
(since 2006); Prior to
August 2004, Chief AML
Compliance Officer with
TD Waterhouse

David Castano	Controller	Since	Controller of certain	N/A	N/A
Legg Mason		2007	mutual funds associated
125 Broad Street			with Legg Mason (since
10th Floor			2007); Formerly,
New York, NY 10004			Assistant Treasurer of
Birth Year: 1971			Lord Abbett mutual funds
(from 2004 to 2006);
Supervisor at UBS Global
Asset Management (from
2003 to 2004);
Accounting Manager at
Citigroup Asset
Management (prior
to 2003)

44	Legg Mason Partners Core Bond Fund

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund
	Position(s)	Length	Occupation(s)	Complex	Other Board
Name, Address	Held with	of Time	During Past	Overseen	Memberships Held
and Birth Year	Fund	Served**	5 Years	by Trustee	by Trustee

Matthew Plastina	Controller	Since	Assistant Vice President	N/A	N/A
Legg Mason		2007	of Legg Mason or its
125 Broad Street			predecessor (since 1999);
10th Floor			Controller of certain
New York, NY 10004			mutual funds associated
Birth Year: 1970			with Legg Mason (since
2007); Formerly,
Assistant Controller of
certain mutual funds
associated with
Legg Mason (from 2002
to 2007)

Robert I. Frenkel	Secretary	Since	Managing Director and	N/A	N/A
Legg Mason	and Chief	2003	General Counsel of Global
300 First Stamford Place	Legal Officer		Mutual Funds for Legg
4th Floor			Mason and its prede-
Stamford, CT 06902			cessor (since 1994);
Birth Year: 1954			Secretary and Chief Legal
Officer of mutual funds
associated with Legg
Mason (since 2003);
Formerly, Secretary of
CFM (from 2001 to 2004)
*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board Member for a fund in the Legg Mason Partners fund complex.
***	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Core Bond Fund	45

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid by the Fund during the taxable year ended July 31, 2007:

Record Date:	Daily
Payable Date:	Monthly

Interest from Federal Obligations	21.50%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

46	Legg Mason Partners Core Bond Fund

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Legg Mason Partners
Core Bond Fund

TRUSTEES

Elliot J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

INVESTMENT MANAGER

Legg Mason Partners Fund

Advisor, LLC

SUBADVISER

Western Asset Management

Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Core Bond Fund, but it may also be used as sales literature when preceded or accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor
Services, LLC
Member FINRA, SIPC

FD1539  9/07                  SR07-407

Legg Mason Partners
Core Bond Fund

The Fund is a separate investment series of the Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS CORE BOND FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2006 and July 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,000 in 2006 and $29,000 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $4,500 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the above-mentioned fund.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $4,800 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULES OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	October 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	October 4, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date:	October 4, 2007